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                                  PORTFOLIO 21
--------------------------------------------------------------------------------




                                 ANNUAL REPORT
















--------------------------------------------------------------------------------

                                August 31, 2001

                                  PORTFOLIO 21


Dear Portfolio 21 Investors:

Technically, this letter covers the one-year period ended August 31, 2001. However, it is inconceivable to me that we would not include in this message an acknowledgement of the tragedy that occurred on September 11, 2001. It is impossible to know now what the long-term effects will be. At this time we are still shocked, grieving and trying to make sense of the world as it now is.

One thing is clear--we've been reminded of what really matters. Home, family, safety, security, love, peace. The money and investing part is the fuel that helps us survive, but I don't know very many people who would make it a top priority in and of itself. And so it is in our work with Portfolio 21. We know we are a mutual fund with long-term growth as a financial objective. We also know that what we are ultimately striving to achieve is a world in which we live sustainably--in the broadest sense of the word. We hope Portfolio 21 is helping to enhance not only our shareholders' financial pictures but the big picture of environmental sustainability as well.

Following is a summary of Fund performance and activities for the twelve-month period ending August 31, 2001, as well as performance since inception:

FINANCIAL       For the one-year period ending August 31, 2001, Portfolio 21's
PERFORMANCE     return was -23.01% compared with -25.11% for our benchmark, the Morgan Stanley World Index. For the six months ended August
                31, 2001, the Fund's return was -4.87%, and, since the Fund's inception on September 30, 1999, the average annual return has been -3.71%. The Morgan Stanley World Equity Index returned
                -9.75% for the past six months and -7.68% % for the 23 months ending August 31, 2001. We are using this index as our benchmark since Portfolio 21 holds both US and non-US stocks.

                During the six-month period since our last semiannual report, the stock market continued the slide that had begun in 2000. Despite a few attempts to "perk up", the markets, in general, have declined steadily for some time. There has been a stream of declining corporate earnings which are resulting in layoffs and downsizing.

                Unfortunately for the stock market, this can be a self-perpetuating process as consumers become reluctant to spend, thereby contributing to even lower corporate earnings.

                As has been characteristic during the market downturn, the Fund's return belies the wide range of returns of individual holdings. During the past six months, returns ranged from plus 120% (Horizon Organic) to minus 60% (Ballard Power).

                In general, consumer staples (food producers and stores, in the case of Portfolio 21) did well, but they were overshadowed by declines in alternative energy, technology, and telecommunications.

                While we do not believe in market timing as a long-term strategy, we do find it helpful to hold somewhat larger cash positions than normal during periods such as those we have been experiencing. This cash cushion allows us to take advantage of drops in the market to buy shares that may be oversold.

ENVIRONMENTAL   During the past six months since our last semiannual report, we
SUSTAINABILITY  have added three new companies-- Deutsche Bank, Nortel
                Networks, and Plug Power--to Portfolio 21. Additionally, due to spin-offs from two Portfolio 21 companies, we now hold shares in AT&T Wireless and Zimmer Holdings. We will be reviewing the performance of these newly-formed companies in relation to our screening criteria once they have been public for one year. We divested Church and Dwight due to the fact that the company's environmental policies no longer meet our criteria.

SHAREHOLDER     We encourage you to visit the Fund's website www.portfolio21.com
ACTIVISM        where we have added a section called Issues and Activism.  Click on Sustainable Investment Criteria. Scroll down to Issues and
                Activism. In that section you will find our Shareholder Activism information, including a log of the activities the Fund has engaged in.

Information     Please visit the Fund's website.You'll find lots of information,
Availability    including a monthly market update, which we've just recently added in the Financial section.

YOUR INPUT      If you have comments or suggestions about Portfolio 21, you can
REQUESTED       contact us via our website, or call us at 877-351-4115, ext. 21, or email welcome@portfolio21.com. Also, we would love to have your email address so we can communicate with you electronically. If you haven't heard from us via email and would like to, please call or email with your address.

                                                             Sincerely,

                                                             Leslie E. Christian




                                  PORTFOLIO 21
                      Value of $10,000 vs MSCI World Index



GRAPH INFO HERE


                       PORTFOLIO 21           MSCI WORLD INDEX
                       ------------           ----------------

          9/30/99         10,000                   10,000
         12/31/99         10,962                   11,687
          3/31/00         12,633                   11,807
          6/30/00         11,924                   11,388
          9/30/00         11,500                   10,816
         12/31/00         10,493                   11,697
          3/31/01          9,297                   8,843
          6/30/01         10,011                   9,065
          8/31/01          9,301                   8,524




Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The MSCI World Index measures performance for a diverse range of developed country global stock markets, including U.S., Canada, Europe, Australia, New Zealand and the Far East. The index reflects the reinvestment of distributions, if any, but does not reflect fees, brokerage commissions, or other cost investing.

4


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


                                  PORTFOLIO 21

SCHEDULE OF INVESTMENTS at August 31, 2001

       Shares                                                           Value
--------------------------------------------------------------------------------

COMMON STOCKS: 84.6%
ALTERNATIVE ENERGY: 5.4%
        6,950   AstroPower, Inc. (United States)*                    $ 243,876
        3,225   Ballard Power Systems, Inc. (Canada)*                   60,791
        4,900   IMPCO Technologies, Inc. (United States)*               72,569
        2,300   NEG Micon A/S (Denmark)*                                69,308
                                                                     ---------
                                                                       446,544
                                                                     ---------

APPAREL / TEXTILES: 3.0%
        5,000   NIKE, Inc. - Class B (United States)                   250,000
                                                                     ---------

AUTO / TRUCK MANUFACTURERS: 1.5%
        8,150   Volvo AB - Sponsored ADR (Sweden)                      127,385
                                                                     ---------

BANKS: 5.9%
        2,500   Deutsche Bank AG (Germany)                             172,586
        5,505   UBS AG (Switzerland)                                   268,754
        5,995   Wainwright Bank & Trust Company (United States)         46,761
                                                                     ---------
                                                                       488,101
                                                                     ---------

BIOTECHNOLOGY: 2.4%
        8,725   Novozymes A/S (Denmark)                                195,857
                                                                     ---------

BUILDING MATERIALS: 0.6%
        2,550   JM AB (Sweden)                                          50,760
                                                                     ---------

COMMUNICATION EQUIPMENT: 5.1%
        15,025  Nokia Corp. - Sponsored ADR (United States)            236,494
        38,100  Telefonaktiebolaget LM Ericsson - Sponsored
                   ADR (Sweden)                                        189,738
                                                                     ---------
                                                                       426,232
                                                                     ---------



       Shares                                                           Value
--------------------------------------------------------------------------------

COMMUNICATION SERVICES: 5.3%
        7,450   AT&T Corp. - Liberty Media Group (United States)     $ 141,848
       10,525  Swisscom AG - Sponsored ADR (Switzerland)               301,962
                                                                     ---------
                                                                       443,810
                                                                     ---------

COMPUTERS - HARDWARE: 8.1%
        11,000  Hewlett-Packard Co. (United States)                    255,310
        4,125   International Business Machines Corp.
                        (United States)                                412,500
                                                                     ---------
                                                                       667,810
                                                                     ---------

ELECTRIC COMPANIES: 0.6%
        3,000   Graninge AB (Sweden)                                    53,115
                                                                     ---------

ELECTRONICS: 3.7%
        15,000  Mitsubishi Electric Corp. (Japan)                       57,353
        1,175   Mitsubishi Electric Corp. - Unsponsored ADR
                        (Japan)                                         44,926
        3,900   Sony Corp. - Sponsored ADR (Japan)                     175,110
        1,000   Vestas Wind Systems AS (Denmark)                        30,134
                                                                     ---------
                                                                       307,523
                                                                     ---------

ELECTRONICS - INSTRUMENTATION: 2.1%
        6,700   Agilent Technologies, Inc. (United States)*            177,550
                                                                     ---------

ELECTRONICS - SEMICONDUCTOR: 3.1%
        8,255   STMicroelectronics N.V. (France)                       253,676
                                                                     ---------

ENERGY: 0.3%
        2,400   Plug Power, Inc. (United States)*                      23,928
                                                                     ---------


                                                                               5

See accompanying Notes to Financial Statements.



                                  PORTFOLIO 21

SCHEDULE OF INVESTMENTS at August 31, 2001, Continued

       Shares                                                           Value
--------------------------------------------------------------------------------

ENVIRONMENTAL: 1.2%
        9,300   Tomra Systems ASA - Sponsored ADR (Norway)           $   97,024
                                                                     ----------

FOOD - RETAIL: 5.9%
        12,700  Axfood AB (Sweden)*                                     117,895
        7,870   Whole Foods Market, Inc. (United States)*               276,945
        10,187  Wild Oats Markets, Inc. (United States)*                 90,868
                                                                     ----------
                                                                        485,708
                                                                     ----------

FOOD PROCESSING: 2.2%
        16,550  Horizon Organic Holding Corp. (United States)*          182,050
                                                                     ----------

HEALTHCARE - MEDICAL PRODUCTS: 4.6%
        9,125   Novo Nordisk A/S - Sponsored ADR (Denmark)              379,600
                                                                     ----------

HEALTHCARE: 0.4%
        1,247   Zimmer Holdings, Inc. (United States)*                   33,918
                                                                     ----------

HOUSEHOLD FURNITURE / APPLIANCES: 4.3%
        6,055   Electrolux AB - Sponsored ADR (Sweden)                  162,341
        8,520   Herman Miller, Inc. (United States)                     194,426
                                                                     ----------
                                                                        356,767
                                                                     ----------

INSURANCE: 0.5%
        400     Swiss Reinsurance (Switzerland)                          39,784
                                                                     ----------



Shares                                                           Value
--------------------------------------------------------------------------------

INSURANCE - PROPERTY / CASUALTY: 2.6%
        2,150   Swiss Reinsurance Co. - Sponsored ADR
                        (Switzerland)                                $ 213,839
                                                                     ---------

MISCELLANEOUS FABRICATED PRODUCTS: 2.1%
       10,775   SKF AB (Sweden)                                        175,302
                                                                     ---------

OFFICE FURNISHINGS: 1.7%
        24,300  Interface, Inc. (United States)                        142,155
                                                                     ---------

PAPER & FOREST PRODUCTS: 3.7%
        5,800   AssiDoman AB (Sweden)                                  129,609
        7,730   Svenska Cellulosa AB (Sweden)                          179,026
                                                                     ---------
                                                                       308,635
                                                                     ---------

PHARMACEUTICALS: 3.6%
        2,000   Baxter International, Inc. (United States)             103,200
        3,475   Bristol-Myers Squibb Co. (United States)               195,087
                                                                     ---------
                                                                       298,287
                                                                     ---------

PHOTOGRAPHY / IMAGING: 1.2%
        11,135  Xerox Corp. (United States)                            102,442
                                                                     ---------

TELECOMMUNICATIONS: 3.5%
        12,176  AT&T Wireless Services, Inc. (United States)*          188,728
        16,000  Nortel Networks Corp. (Canada)                         100,160
                                                                     ---------
                                                                       288,888
                                                                     ---------

TOTAL COMMON STOCKS
        (cost $8,527,832)                                            7,016,690
                                                                     ---------


See accompanying Notes to Financial Statements.


6



                                  PORTFOLIO 21

SCHEDULE OF INVESTMENTS at August 31, 2001, Continued

PRINCIPAL
AMOUNT                                                                VALUE
--------------------------------------------------------------------------------


SHORT-TERM INVESTMENTS: 12.8%
     $963,765   Firstar US Treasury Money Market Fund                $  963,765
       94,356   Shorebank Pacific                                        94,356
                                                                     ----------

TOTAL SHORT-TERM INVESTMENTS
           (Cost $1,058,121)                                          1,058,121
                                                                     ----------

TOTAL INVESTMENTS IN SECURITIES
        (Cost $9,585,953):  97.4%                                     8,074,811
Other Assets less Liabilities:  2.6%                                    217,060
                                                                     ----------
NET ASSETS: 100.0%                                                   $8,291,871
                                                                     ----------

*    Non-income producing security.
ADR  American Depositary Receipt.
+    At August 31, 2001, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes.
     Unrealized appreciation and depreciation were as follows:
     Gross unrealized appreciation                                   $  682,618
     Gross unrealized depreciation                                   (2,193,760)
                                                                    -----------
     Net unrealized depreciation                                    $(1,511,142)
                                                                    ===========





Percent of
Country                                                              Net Assets
--------------------------------------------------------------------------------

Canada                                   1.9%
Denmark                                  7.8
France                                   3.1
Germany                                  2.1
Japan                                    3.7
Norway                                   1.2
Sweden                                  14.3
Switzerland                              9.9
United States                           53.4
Assets in excess of liabilities          2.6
                                       -----
                                       100.0%
                                       =====





See accompanying Notes to Financial Statements.



                                  PORTFOLIO 21

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2001

ASSETS
        Investments in securities, at value
                (cost $9,585,953) ...............................   $ 8,074,811
        Receivables:
                Other (Foreign) (cost $185,659) .................       194,438
                Dividends and interest ..........................         4,078
                From Advisor ....................................        18,296
                Fund shares sold ................................        35,502
        Prepaid expenses ........................................         8,612
                                                                    -----------
                        Total assets ............................     8,335,737
                                                                    -----------

LIABILITIES

        Payables:
                Administration fees .............................         2,928
                Distribution fees ...............................         3,430
                Investments purchased ...........................         9,280
                Fund shares repurchased .........................        10,027
        Accrued expenses ........................................        18,201
                                                                    -----------
                        Total liabilities .......................        43,866
                                                                    -----------

        NET ASSETS ..............................................   $ 8,291,871
                                                                    ===========

        Net asset value, offering and redemption price
                per share ($8,291,871/424,712 shares
                outstanding; unlimited number of
                shares authorized without par value) ............   $     19.52
                                                                    ===========


COMPONENTS OF NET ASSETS
        Paid-in capital .........................................   $ 9,739,028
        Accumulated net realized gain from security
                and foreign currency transactions ...............        55,096
        Net unrealized depreciation on investments and foreign
                currency transactions ...........................    (1,502,253)
                                                                    -----------
                Net assets ......................................   $ 8,291,871
                                                                    ===========


See accompanying Notes to Financial Statements.



                                  PORTFOLIO 21

STATEMENT OF OPERATIONS For the Year Ended August 31, 2001

INVESTMENT INCOME
        Income
                Dividend income (net of foreign taxes of $7,510) .   $    72,808
                Interest income ..................................        21,513
                                                                     -----------
                        Total income .............................        94,321
                                                                     -----------

        Expenses
                Advisory fees ....................................        75,948
                Administration fees ..............................        30,000
                Fund accounting fees .............................        29,844
                Custody fees .....................................        29,026
                Distribution fees ................................        18,987
                Transfer agent fees ..............................        13,687
                Audit fees .......................................        10,000
                Registration fees ................................         8,597
                Reports to shareholders ..........................         6,944
                Legal fees .......................................         4,676
                Trustee fees .....................................         4,569
                Miscellaneous ....................................         2,978
                Insurance ........................................         1,213
                                                                     -----------
                        Total expenses ...........................       236,469
                        Less: expenses waived and reimbursed .....      (122,505)
                                                                     -----------
                        Net expenses .............................       113,964
                                                                     -----------
                                Net investment loss ..............       (19,643)
                                                                     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
        Net realized gain on investments and
                foreign currency transactions ....................        82,787
        Net unrealized depreciation on investments
                and foreign currency transactions ................    (2,019,937)
                                                                     -----------
                Net realized and unrealized loss on
                        investments and foreign
                        currency transactions ....................    (1,937,150)
                                                                     -----------
                        Net decrease in net assets from operations   $(1,956,793)
                                                                     ===========






See accompanying Notes to Financial Statements.



                                  PORTFOLIO 21

STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   SEPTEMBER 30,
                                                         AUGUST 31,   1999* THROUGH
                                                            2001     AUGUST 31, 2000
------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS
        Net investment income (loss) ................   $   (19,643)   $     5,085
        Net realized gain (loss) from
                security transactions ...............        82,787         (8,395)
        Net unrealized appreciation (depreciation) on
                investments and foreign
                currency transactions ...............    (2,019,937)       517,684
                                                        -----------    -----------

        Net increase (decrease) in net assets
                resulting from operations ...........    (1,956,793)       514,374
                                                        -----------    -----------

DISTRIBUTIONS TO SHAREHOLDERS
        From net investment income ..................        (4,758)          --
                                                        -----------    -----------

CAPITAL SHARE TRANSACTIONS
        Net increase in net assets derived from
                net change in outstanding shares  (a)     2,981,623      6,757,425
                                                        -----------    -----------

                Total increase in net assets ........     1,020,072      7,271,799
NET ASSETS
        Beginning of period .........................     7,271,799           --
                                                        -----------    -----------

        End of period ...............................   $ 8,291,871    $ 7,271,799
                                                        ===========    ===========

        Accumulated net investment income ...........             0    $     4,738
                                                        ===========    ===========


(a)     A summary of capital share transactions is as follows:

                                                         SEPTEMBER 30, 1999*
                               YEAR ENDED                       THROUGH
                             AUGUST 31, 2001               AUGUST 31, 2000
                           -------------------           --------------------
                           Shares        Value            Shares        Value
                           ------        -----            ------        -----

Shares sold ........       149,669    $ 3,234,115        288,661    $ 6,806,094
Shares issued in
  reinvestment
  of distributions .           206          4,640           --             --
Shares redeemed ....       (11,833)      (257,132)        (1,991)       (48,669)

        Net increase       138,042    $ 2,981,623        286,670    $ 6,757,425

*       Commencement of operations.


See accompanying Notes to Financial Statements.



                                  PORTFOLIO 21

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period


                                                                       September 30,
                                                                            1999*
                                                              Year Ended   through
                                                               August 31, August 31,
                                                                  2001       2000
--------------------------------------------------------------------------------------

Net asset value, beginning of period .......................   $   25.37  $   21.00
                                                               ---------  ---------

INCOME FROM INVESTMENT OPERATIONS:
        Net investment income (loss) .......................       (0.05)      0.02
        Net realized and unrealized
                gain (loss) on investments .................       (5.78)      4.35
                                                               ---------  ---------

Total from investment operations ...........................       (5.83)      4.37
                                                               ---------  ---------

LESS DISTRIBUTIONS:
        From net investment income .........................       (0.02)       --
                                                               ---------  ---------

        Net asset value, end of period .....................   $   19.52  $   25.37
                                                               =========  =========

                Total return ...............................      (23.01)%    20.81%++

RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period (millions) ...............   $    8.3   $    7.3

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
        Before fees waived and expenses absorbed ...........        3.11%      4.48%+
        After fees waived and expenses absorbed ............        1.50%      1.50%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
        Before fees waived and expenses absorbed ...........       (1.87)%    (2.84)%+
        After fees waived and expenses absorbed ............       (0.26)%     0.14%+

        Portfolio turnover rate ............................        5.31%      0.17%++


*       Commencement of operations.
+       Annualized.
++      Not annualized.


See accompanying Notes to Financial Statements.

                                  PORTFOLIO 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

        Portfolio 21 (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on September 30, 1999. The investment objective of the Fund is to seek long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States.

     A. SECURITIES VALUATION. Securities traded on a national securities exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on each day that the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FOREIGN CURRENCY. Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate at the close of regular trading. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired. The Fund includes foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency transactions. The Fund does not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency transactions.

     C. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

          In order to meet certain excise tax distribution requirements, the Fund is required to measure and distribute annually, net capital gain and net foreign currency gain realized during a twelve-month period ending October 31st. In connection with this, the Fund is permitted for tax purposes to defer into its next fiscal year any net capital losses or net foreign currency losses incurred between November 1st and the end of its fiscal year. The Fund has incurred capital losses of $8,697 and will elect to defer such losses.

                                  PORTFOLIO 21

     D. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     E. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     F. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2:
          Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended August 31, 2001, the Fund decreased accumulated net realized gain from security and foreign currency transactions by $19,643 due to the Fund experiencing net investment losses which were offset by short term capital gains.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

        Progressive Investment Management Corporation (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% of Fund's average daily net assets. For the year ended August 31, 2001, the Fund incurred $75,948 in advisory fees.

        The Fund is responsible for its own expenses. The Advisor has contractually agreed to limit the Fund's expenses by reducing all or a portion of its fees and reimbursing the Fund's expenses, excluding interest and tax expenses, so that its ratio of expenses to average net assets will not exceed 1.50%. Any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, any time before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. In the case of the Fund's first and second years of operations, the Advisor is permitted to be reimbursed for fee reduction and/or expense absorbed before the end of the fifth and fourth fiscal year, respectively. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. For the year ended August 31, 2001, the Advisor waived fees of $75,948 and absorbed expenses of $46,557.

                                  PORTFOLIO 21

        At August 31, 2001, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $229,082. The Advisor may recapture all or any portion of the above amount no later than August 31, 2005.

        Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator is a division of Firstar Mutual Fund Services, LLC ("FMFS"), an affiliate of US Bancorp. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

        Under $15 million               $30,000
        $15 to $50 million              0.20% of average daily net assets
        $50 to $100 million             0.15% of average daily net assets
        $100 to $150 million            0.10% of average daily net assets
        Over $150 million               0.05% of average daily net assets

        For the year ended August 31, 2001, the Fund incurred $30,000 in administration fees.

        ICA Fund Services Corporation provides fund accounting and transfer agency services for the Fund. ICA Fund Services Corporation is an affiliate of the Administrator.

        First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

        Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

NOTE 4 - DISTRIBUTION PLAN

        The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of 0.25% of the average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the year ended August 31, 2001, the Fund incurred $18,987 in distribution fees.

NOTE 5 - INVESTMENT TRANSACTIONS

        The cost of purchases and the proceeds from sales of securities for the year ended August 31, 2001, excluding short-term investments, were $2,556,204 and $375,498, respectively.


14


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                                   REPORT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS OF
  PORTFOLIO 21
THE BOARD OF TRUSTEES OF
  PROFESSIONALLY MANAGED PORTFOLIOS

        We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Portfolio 21, a series of Professionally Managed Portfolios, as of August 31, 2001, and the related statement of operations for the year then ended and the statements of changes in net assets and financial highlights for the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of Portfolio 21 as of August 31, 2001, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                            TAIT, WELLER & BAKER
PHILADELPHIA, PENNSYLVANIA
OCTOBER 12, 2001



                                                                              15


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                                    Advisor
                 PROGRESSIVE INVESTMENT MANAGEMENT CORPORATION
                              2435 SW Fifth Avenue
                             Portland, Oregon 97201
                             (877) 351-4115 EXT. 21

                                  Distributor
                         FIRST FUND DISTRIBUTORS, INC.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                   Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                                 Transfer Agent
                            ICA FUND SERVICES CORP.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                    Auditors
               TAIT, WELLER & BAKER 8 Penn Center Plaza, Suite 800
                        Philadelphia, Pennsylvania 19103

                                  Legal Counsel
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                       345 California Street, 29th Floor
                        San Francisco, California 94104

--------------------------------------------------------------------------------

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Due to market volatility, fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.


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